                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               SEPTEMBER 23, 2003

                              VORNADO REALTY TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    MARYLAND                      NO. 001-11954                NO. 22-1657560
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
 Incorporation)

          888 SEVENTH AVENUE                                         10019
          NEW YORK, NEW YORK                                      (Zip Code)
(Address of Principal Executive offices)

       Registrant's telephone number, including area code: (212) 894-7000

          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On September 23, 2003, Vornado Realty Trust issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

      The following document is filed as an Exhibit to this report:

                  99.1      Press Release, dated September 23, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VORNADO REALTY TRUST
                                                      --------------------
                                                           (Registrant)


                                    By:    /s/ Joseph Macnow
                                           -----------------
                                    Name:      Joseph Macnow
                                    Title:     Executive Vice President
                                               - Finance and Administration and
                                               Chief Financial Officer

Date: September 23, 2003

                                  EXHIBIT INDEX

           99.1            Press Release, dated September 23, 2003